UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

                         SECURITIES EXCHANGE ACT OF 1934


[x] Filed by the Registrant
[ ] Filed by a Party other than the Registrant

Check the appropriate box:

[ ]      Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[x]      Definitive Proxy Statement
[ ]      Definitive Additional Materials
[ ]      Soliciting Material Pursuant to Section 240.14a-12

                       Claymore Exchange-Traded Fund Trust
                      Claymore Exchange-Traded Fund Trust 2

                (Name of Registrant as Specified in Its Charter)

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[x] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
    1) Title of each class of securities to which transaction applies:
    2) Aggregate number of securities to which transaction applies:
    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
    4) Proposed maximum aggregate value of transaction:
    5) Total fee paid:
[ ] Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
    1) Amount Previously Paid:
    2) Form, Schedule or Registration Statement No.:
    3) Filing Party:
    4) Date Filed:

                                               CLAYMORE
                                               A GUGGENHEIM PARTNERS COMPANY (R)


                       CLAYMORE EXCHANGE-TRADED FUND TRUST
                      CLAYMORE EXCHANGE-TRADED FUND TRUST 2

                2455 CORPORATE WEST DRIVE, LISLE, ILLINOIS 60532

--------------------------------------------------------------------------------
                    Notice of Special Meeting of Shareholders
                        to be held on September 23, 2010
--------------------------------------------------------------------------------

         Notice is hereby given that a Special Meeting of Shareholders (the "Meeting") of Claymore Exchange-Traded Fund Trust and Claymore Exchange-Traded Fund Trust 2 (each a "Trust" and together, the "Trusts") with respect to the series of each Trust listed in Appendix A (collectively the "Funds") will be held at the offices of Claymore Advisors, LLC, 2455 Corporate West Drive, Lisle, Illinois 60532, on September 23, 2010 at 8:00 a.m., Central Time, for the purposes of considering and voting upon the following:

         1. The election of two Trustees to the Board of Trustees of each Trust to hold office until their successors are duly elected and qualified; and

         2. To transact any other business that may properly come before the Meeting or any adjournments or postponements thereof;

as set forth in the Proxy Statement accompanying this Notice. THE BOARD OF TRUSTEES OF EACH TRUST HAS UNANIMOUSLY APPROVED AND RECOMMENDS THAT YOU VOTE FOR THE PROPOSAL.

         The close of business on August 27, 2010 has been fixed by the Board of Trustees of each Trust as the record date for the determination of shareholders entitled to notice of, and to vote at, the Meeting or any postponement or adjournment thereof. The enclosed proxy is being solicited on behalf of the Board of Trustees of each Trust.

         ALL SHAREHOLDERS OF THE FUNDS ARE CORDIALLY INVITED TO ATTEND THE MEETING. IN ORDER TO AVOID DELAY AND ADDITIONAL EXPENSE, AND TO ENSURE THAT YOUR SHARES ARE REPRESENTED, PLEASE VOTE AS PROMPTLY AS POSSIBLE, REGARDLESS OF WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING. YOU MAY VOTE EASILY AND QUICKLY BY MAIL, TELEPHONE OR THROUGH THE INTERNET. TO VOTE BY MAIL, PLEASE COMPLETE AND MAIL YOUR PROXY CARD(S) IN THE ENCLOSED POSTAGE-PAID RETURN

ENVELOPE. TO VOTE BY TELEPHONE, PLEASE CALL THE TOLL-FREE NUMBER LOCATED ON YOUR PROXY CARD(S) AND FOLLOW THE RECORDED INSTRUCTIONS, USING YOUR PROXY CARD(S) AS A GUIDE. TO VOTE THROUGH THE INTERNET, GO TO THE INTERNET ADDRESS PROVIDED ON YOUR PROXY CARD(S) AND FOLLOW THE INSTRUCTIONS, USING YOUR PROXY CARD(S) AS A GUIDE. YOU MAY REVOKE YOUR PROXY AT ANY TIME PRIOR TO THE MEETING.

Please call 800-345-7999 with any questions concerning the proxy.

                                    By Order of the
                                    Board of Trustees of each Trust,


                                    /S/  J. Thomas Futrell


                                    J. Thomas Futrell
                                    Chief Executive Officer

--------------------------------------------------------------------------------
  TO AVOID UNNECESSARY EXPENSE OF FURTHER SOLICITATION, WE URGE YOU TO INDICATE
     VOTING INSTRUCTIONS ON THE ENCLOSED PROXY, AND DATE, SIGN AND RETURN IT PROMPTLY IN THE ENVELOPE PROVIDED, NO MATTER HOW LARGE OR HOW SMALL YOUR
                                HOLDINGS MAY BE.
--------------------------------------------------------------------------------

                      INSTRUCTIONS FOR SIGNING PROXY CARDS

         The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense to the Funds involved in validating your vote if you fail to sign your proxy card properly.

         1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

         2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to a name shown in the registration.

         3. All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

                    Registration                      Valid Signature
                    ------------                      ---------------
Corporate Accounts
------------------
(1) ABC Corp ...................................   ABC Corp.(by John Doe,
                                                   Treasurer)(1)
(2) ABC Corp ....................................  John Doe, Treasurer
(3) ABC Corp., c/o John Doe,Treasurer ...........  John Doe
(4) ABC Corp. Profit Sharing Plan ...............  John Doe, Trustee

Trust Accounts
--------------

(1) ABC Trust    ................................  Jane B. Doe, Trustee
(2) Jane B. Doe, Trustee, u/t/d 12/28/78  .......  Jane B. Doe

Partnership Accounts
--------------------

(1) ABC Partnership  ............................  Jane B. Smith, Partner
(2) Smith and Doe, Limited Partnership  .........  Jane B. Smith, General
                                                   Partner
Custodial or Estate Accounts
----------------------------
(1) John B. Smith, Cust.,
    f/b/o John B. Smith, Jr. UGMA ...............  John B. Smith
(2)Estate of John B. Smith ......................  John B. Smith, Jr., Executor

                       CLAYMORE EXCHANGE-TRADED FUND TRUST
                      CLAYMORE EXCHANGE-TRADED FUND TRUST 2

                2455 CORPORATE WEST DRIVE, LISLE, ILLINOIS 60532

--------------------------------------------------------------------------------
                                PROXY STATEMENT
--------------------------------------------------------------------------------

                     FOR THE SPECIAL MEETING OF SHAREHOLDERS
                        TO BE HELD ON SEPTEMBER 23, 2010

         This proxy statement is furnished in connection with the solicitation by the Board of Trustees (each a "Board" and together, the "Boards") of each of Claymore Exchange-Traded Fund Trust and Claymore Exchange-Traded Fund Trust 2 (each a "Trust" and together, the "Trusts") with respect to the series of each Trust listed in Appendix A (each a "Fund" and together, the "Funds") of proxies to be used at the Special Meeting of Shareholders (the "Meeting") of each Trust to be held at the offices of Claymore Advisors, LLC ("Claymore"), 2455 Corporate West Drive, Lisle, Illinois 60532, on Thursday, September 23, 2010, at 8:00 a.m., Central Time (and at any adjournment or postponements thereof) for the purposes set forth in the accompanying Notice of Special Meeting of Shareholders. It is expected that the notice of the Special Meeting of Shareholders, proxy statement and the accompanying form of proxy are first being mailed to shareholders on or about September 3, 2010.

         The close of business on August 27, 2010 has been fixed as the record date for the determination of shareholders entitled to notice of, and to vote at, the Meeting and any adjournment or postponement thereof. Each shareholder is entitled to one vote for each full share and an appropriate fraction of a vote for each fractional share held, with no shares having cumulative voting rights. Shareholders of the Funds of each Trust will vote together to elect the Trustees to the Board of that Trust. The failure to approve the Proposal by one Trust will not affect the approval by the other Trust. The number of shares of each Fund of each Trust outstanding and entitled to vote as of August 27, 2010, is set forth in Appendix A.

         In accordance with each Trust's Amended and Restated Agreement and Declaration of Trust, a quorum is constituted by the presence in person or by proxy of the holders of record of a majority of the shares of the Trust entitled to vote at the Meeting. In the event that a quorum is not present at the Meeting or, in the event that a quorum is present but sufficient votes have not been received to approve any Board proposal (including the election of each of the Board nominees for election) on behalf of a Trust, the Meeting may be adjourned with respect to such Trust to permit further solicitation of proxies. The presiding officer or Trustee of each Trust for the Meeting or the affirmative vote of a majority of the persons designated as proxies may adjourn the Meeting to permit further solicitation of proxies or for other reasons consistent with Delaware law and each Trust's Amended and Restated Agreement and Declaration of Trust and By-Laws. Unless otherwise instructed by a shareholder granting a proxy, the persons designated as proxies may use their discretionary authority to vote on questions of adjournment.

         All properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon or otherwise as provided therein. A signed proxy card or other authorization by a beneficial owner of Fund shares that does not specify how the beneficial owner's shares should be voted on a proposal will be deemed an instruction to vote such shares in favor of the proposal. Shareholders who execute proxies retain the right to revoke them in person at the Meeting or by written notice received by the Secretary of the Trusts at any time before they are voted. Unrevoked proxies will be voted in accordance with the specifications thereon and, unless specified to the contrary, will be voted FOR the election of Trustees.

         Abstentions and "broker non-votes" (i.e., proxies signed and returned by brokers with respect to shares held by brokers or nominees as to which one or more votes is not indicated because (i) instructions have not been received from the beneficial owners or the persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) will be counted as shares present for purposes of determining whether a quorum is present, but will not be counted as having been voted on the matter in question. Assuming that a quorum would otherwise be present, abstentions and broker non-votes will accordingly have no effect for the purpose of determining whether a Trustee has been elected.

SUMMARY OF VOTING RIGHTS

PROPOSAL: ELECTION OF TRUSTEES

    TRUSTEE NOMINEE               SHAREHOLDERS ENTITLED TO VOTE
--------------------------------------------------------------------------------
    Roman Friedrich III           Shareholders of each Fund of each Trust
    Robert B. Karn III            Shareholders of each Fund of each Trust

         At the Meeting, each shareholder is entitled to one vote for each full share and an appropriate fraction of a vote for each fractional share held, with no shares having cumulative voting rights. Shareholders of the Funds of each Trust will vote together to elect the Trustees to the Board of that Trust. The failure to approve the Proposal by one Trust will not affect the approval by the other Trust.

ADDITIONAL INFORMATION

         The principal executive offices of the Funds are located at 2455 Corporate West Drive, Lisle, Illinois 60532. Claymore Advisors, LLC, whose principal business address is 2455 Corporate West Drive, Lisle, Illinois 60532 is the Funds' investment adviser and Fund administrator. Claymore Securities, Inc., whose principal business address is 2455 Corporate West Drive, Lisle, Illinois 60532 is the Funds' distributor. The Funds' accounting agent is The Bank of New York Mellon, whose principal business address is 101 Barclay Street, New York, New York 10286.

PROPOSAL: ELECTION OF TRUSTEES

         Each Trust's Board is presently comprised of three (3) Trustees. Shareholders of the Funds of each Trust are being asked to elect the nominees to their Board as shown in the table below. At a meeting held on May 10, 2010, the Board of each Trust approved increasing the size of such Board and, upon the recommendation of the Nominating and Governance Committee of each Board, nominated the nominees for election to such Board.

         If all of the nominees are elected, the Board of each Trust will consist of five (5) trustees who are not considered to be "interested persons" of the Trusts as defined in the Investment Company Act of 1940, as amended (the "1940 Act") ("Independent Trustees").

         The term of office of each Trustee, if elected at this Meeting, expires when his or her respective successor is duly elected and qualified. However, the term of office of a Trustee shall also terminate and a vacancy shall occur in the event of the Trustee's death, resignation, removal, bankruptcy, adjudicated incompetence or other incapacity to perform the duties of the office of Trustee.

         At the Meeting, the persons named in the proxy intend to vote (unless directed not to vote) FOR the election of Messrs. Friedrich and Karn as Trustees of each Trust. Messrs. Friedrich and Karn are not currently members of each Trust's Board and will not serve as Trustees of the Trusts until elected by their respective shareholders.

         Each nominee has agreed to serve if elected. There is no reason to believe that either nominee will become unavailable for election as a Trustee of each Trust, but if that should occur before the Meeting, votes will be cast for the persons the Nominating and Governance Committee and the Board of Trustees of each Trust recommend.

Information Regarding Trustee Nominees

         The following table provides information concerning the nominees for election as Trustees and the other Trustees of the Trusts:

                                                                                                     NUMBER OF
                                          TERM OF                                                    PORTFOLIOS IN
                                          OFFICE(2)                                                  FUND COMPLEX
                                          AND THE                                                    OVERSEEN BY   OTHER
                          POSITION        (LENGTH                                                    NOMINEES      TRUSTEESHIPS
NAME, ADDRESS(1)          HELD WITH       OF TIME      PRINCIPAL OCCUPATION(S)                       (INCLUDING    HELD BY THE
AND AGE                   THE TRUSTS      SERVED       DURING PAST FIVE YEARS                        THE FUNDS)    NOMINEES
----------------------------------------------------------------------------------------------------------------------------------
Independent Trustee Nominees(3)
Roman Friedrich III       Trustee         Nominee      Founder of Roman Friedrich & Company,         40            Director of GFM
Year of birth: 1946                                    which specializes in the provision of                       Resources Ltd.,
                                                       financial advisory services to corporations                 Zincore Metals
                                                       in the resource sector (1998-present).                      Inc. and Electrum
                                                       Formerly, Managing Director of TD                           Capital Corp.
                                                       Securities (1996-1998); Managing
                                                       Director of Lancaster Financial Ltd.
                                                       (1990-1996); Managing Director of Burns
                                                       Fry Ltd. (1980-1984); President of Chase
                                                       Manhattan Bank (Canada) Ltd. (1975-1977).


Robert B. Karn III        Trustee         Nominee      Consultant (1998-present). Previously,        41            Director of
Year of birth: 1942                                    Managing Partner, Financial and Economic                    Peabody Energy
                                                       Consulting, St. Louis office of Arthur                      Company (2003
                                                       Andersen, LLP.                                              to present),
                                                                                                                   Natural Resource
                                                                                                                   Partners LLC
                                                                                                                   (2002 to present)
                                                                                                                   and Kennedy
                                                                                                                   Capital
                                                                                                                   Management, Inc.
                                                                                                                   (2002 to present)

          The other Trustees who are not standing for election at the 2010 Special Meeting of Shareholders are:

                                                                                                     NUMBER OF
                                          TERM OF                                                    PORTFOLIOS IN
                                          OFFICE(2)                                                  FUND COMPLEX
                                          AND THE                                                    OVERSEEN BY   OTHER
                          POSITION(S)     LENGTH                                                     TRUSTEES      TRUSTEESHIPS
NAME, ADDRESS(1)          HELD WITH       OF TIME       PRINCIPAL OCCUPATION(S)                      (INCLUDING    HELD BY THE
AND AGE                   THE TRUSTS      SERVED        DURING PAST FIVE YEARS                       THE FUNDS)    TRUSTEES
----------------------------------------------------------------------------------------------------------------------------------
Independent Trustee(3)

Randall C. Barnes         Trustee         Since 2006   Private Investor. Formerly, Senior            52            None.
Year of Birth: 1951                                    Vice President, Treasurer (1993-1997),
                                                       President, Pizza Hut International (1991-1993)
                                                       and Senior Vice President, Strategic Planning
                                                       and New Business Development (1987-1990)
                                                       of PepsiCo, Inc. (1987-1997).

Ronald A. Nyberg          Trustee         Since 2006   Partner of Nyberg & Cassioppi, LLC, a         54            None.
Year of Birth: 1953                                    law firm specializing in corporate law,
                                                       estate planning and business transactions
                                                       (2000 - present). Formerly, Executive
                                                       Vice President, General Counsel, and
                                                       Corporate Secretary of Van Kampen
                                                       Investments (1982-1999).

                                                                                                     NUMBER OF
                                          TERM OF                                                    PORTFOLIOS IN
                                          OFFICE(2)                                                  FUND COMPLEX
                                          AND THE                                                    OVERSEEN BY   OTHER
                          POSITION(S)     LENGTH                                                     TRUSTEES      TRUSTEESHIPS
NAME, ADDRESS(1)          HELD WITH       OF TIME       PRINCIPAL OCCUPATION(S)                      (INCLUDING    HELD BY THE
AND AGE                   THE TRUSTS      SERVED        DURING PAST FIVE YEARS                       THE FUNDS)    TRUSTEES
----------------------------------------------------------------------------------------------------------------------------------
Ronald E.                 Trustee         Since 2006   Retired. Formerly, Vice President,            51            None.
Toupin, Jr.                                            Manager and Portfolio Manager of
Year of                   Chairman        Since 2008   Nuveen Asset Management (1998-1999),
Birth: 1958               of the                       Vice President of Nuveen Investment
                          Board                        Advisory Corporation (1992-1999),
                                                       Vice President and Manager of Nuveen
                                                       Unit Investment Trusts (1991-1999),
                                                       and Assistant Vice President and
                                                       Portfolio Manager of Nuveen Unit
                                                       Investment Trusts (1988-1999), each of
                                                       John Nuveen & Company, Inc. (1982-1999).

----------

(1) The business address of each Trustee is c/o Claymore Advisors, LLC, 2455 Corporate West Drive, Lisle, Illinois 60532.

(2) The term of the office of each Trustee expires when his successor is duly elected and qualified. However, the term of office of a Trustee shall terminate and a vacancy shall occur in the event of the Trustee's death, resignation, removal, bankruptcy, adjudicated incompetence or other incapacity to perform the duties of the office of a Trustee.

(3) "Independent Trustees" are those Trustees who are not "interested persons" of the Trusts as defined in the 1940 Act. Each Independent Trustee is also independent as that term is defined in the New York Stock Exchange ("NYSE") listing standards.

BOARD COMMITTEES AND MEETINGS

         Boards of Trustees and Meetings. The Board of each Trust is responsible for ensuring that such Trust is managed in the best interest of its shareholders. The Trustees oversee each Fund's business by, among other things, meeting with Fund management and evaluating the performance of the Funds' service providers including Claymore, the custodian and the transfer agent. As part of this process, the Trustees consult with each Trust's independent registered public accounting firm and with their independent legal counsel.

         The Funds of each Trust have a fiscal year end of either May 31 or August 31, as set forth in Appendix A. During the fiscal years ended August 31, 2009 and May 31, 2010, the Boards met seven and nine times, respectively. Each current Trustee attended at least 75% of the aggregate number of meetings of each Board and the committees for which he was eligible. Each Trust has a written policy regarding attendance by Trustees at meetings of shareholders, which provides that Trustees are encouraged to attend meetings of shareholders.

         Each Board has an Audit Committee and a Nominating and Governance Committee that meet periodically during the year and whose responsibilities are described below.

         Audit Committee. Each Trust's Audit Committee is currently composed of Messrs. Barnes, Nyberg and Toupin, all of whom have been determined not to be "interested persons" of the Trusts or Claymore or its affiliates within the meaning of the 1940 Act, and who are "independent" as defined in the NYSE listing standards. Mr. Barnes serves as the Chairman of each Audit Committee.

Each Audit Committee is, among other things, responsible for: (i) overseeing each Trust's accounting and financial reporting policies and practices, its internal controls over financial reporting and the quality, integrity and objectivity of each Trust's financial statements and the independent audit thereof, (ii) approving prior to appointment the engagement of each Trust's independent registered public accounting firm, (iii) selecting, overseeing and approving the compensation of each Trust's independent registered public accounting firm and (iv) discussing each Trust's annual audited financial statements and semi-annual financial statements with management and the independent registered public accounting firm. Each Audit Committee met four and five times during the fiscal years ended August 31, 2009 and May 31, 2010, respectively.

         Nominating and Governance Committee. Each Nominating and Governance Committee, the principal functions of which are to select and nominate persons for election as Trustees of each Trust and to oversee certain corporate governance matters of the respective Trust, is currently composed of Messrs. Barnes, Nyberg and Toupin. Mr. Nyberg serves as the Chairman of each Nominating and Governance Committee. Only Trustees who are not "interested persons" of the Trusts as defined in the 1940 Act and who are "independent" as defined in the NYSE listing standards are members of the Nominating and Governance Committee. Each Nominating and Governance Committee may accept nominees recommended by the shareholders as it deems appropriate. Shareholders who wish to recommend a nominee should send nominations that include biographical data and set forth the qualifications of the proposed nominee to such Trust's Secretary. Each Nominating and Governance Committee met two and five times during the fiscal years ended August 31, 2009 and May 31, 2010, respectively.

         Each Nominating and Governance Committee identifies potential nominees through its network of contacts and may also engage, if it deems appropriate, a professional search firm. While each Nominating and Governance Committee meets to discuss and consider such candidates' qualifications and then chooses a candidate by majority vote, such Nominating and Governance Committee does not have specific, minimum qualifications for nominees and has not established specific qualities or skills that it regards as necessary for one or more of each Trust's Trustees to possess (other than any qualities or skills that may be required by applicable law, regulation or listing standards). However, as set forth in the Nominating and Governance Committee Charter, attached hereto as Appendix B, each Nominating and Governance Committee may consider the following factors in evaluating a person as a potential nominee to serve as a Trustee of a Trust, among any others it may deem relevant:

o whether or not the individual is an "interested person" as defined in the 1940 Act and whether the person is otherwise qualified under applicable laws and regulations to serve as a Trustee of the Trust;

o whether or not the individual has any relationships that might impair his or her independence, such as any business, financial or family relationships with Trust management, the investment adviser of the Trust, Trust service providers or their affiliates;

o whether or not the individual serves on boards of, or is otherwise affiliated with, competing financial service organizations or their related mutual fund complexes;

o whether or not the individual is willing to serve, and willing and able to commit the time necessary for the performance of the duties of a Trustee of the Trust;

o the contribution the individual can make to the Board and the Trust, with consideration being given to the individual's educational background and business and professional experience;

o    the character and integrity of the individual;

o    the overall diversity of the Board's composition; and

o a Nominating and Governance Committee may, but is not required to, retain a third-party search firm at the Trust's expense to assist in the identification of nominees who are not "interested persons" as defined in the 1940 Act ("Independent Trustee Nominees").

     Following an initial evaluation by a Nominating and Governance Committee, a nominee must:

o be prepared to submit written answers to a questionnaire seeking professional and personal information that will assist the Nominating and Governance Committee to evaluate the candidate and to determine, among other matters, whether the candidate would be an Independent Trustee under the 1940 Act or otherwise have material relationships with key service providers to the Trust;

o be prepared to submit character references and agree to appropriate background checks; and

o be prepared to meet with one or more members of the Nominating and Governance Committee at a time and location convenient to those Committee members in order to discuss the nominee's qualifications.

         Messrs. Friedrich and Karn do not currently serve as Trustees of either Trust and were unanimously nominated for election to each Board by the Nominating and Governance Committee of that Trust and by the Boards of Trustees, including the Independent Trustees.

EQUITY OWNERSHIP

         The dollar range of equity securities owned beneficially by each Trustee and nominee as of August 27, 2010 is shown in the table below. Unless otherwise noted in the table below, as of August 27, 2010, the Trustees, nominees and officers of each Trust as a group owned less than 1% of the outstanding securities of each

Fund. As of August 27, 2010, none of the Independent Trustees of each Trust, the nominees nor any of their immediate family members owned beneficially or of record any securities in Claymore or any person directly or indirectly controlling, controlled by or under common control with Claymore.

                                                        Aggregate Dollar Range of
                           Dollar Range of Equity     Equity Securities Overseen by
 Name of Trustee           Securities in the Fund     Trustee in the Fund Complex
-----------------------------------------------------------------------------------
Independent Trustees:
 Randall C. Barnes                  None                  Over $100,000
 Ronald A. Nyberg                   None                  Over $100,000
 Ronald E. Toupin, Jr.              None                       None
 Independent Trustee
 Nominees:
 Roman Friedrich III                None                       None
 Robert B. Karn III                 None                       None

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

         As of August 27, 2010, the registered shareholders (including any "group" as that term is used in Section 13(d)(3) of the Securities and Exchange Act of 1934, as amended (the "Exchange Act")) who owned of record, or owned beneficially, more than 5% of a Fund's shares outstanding as set forth in Appendix C.

COMPENSATION

         Claymore pays all compensation of officers and employees of the Trusts who are affiliated persons of Claymore.

         The Trusts pay each Independent Trustee a combined fee of $6,250 per quarter for services on the Boards and on the committees. Additionally, the Trusts pay each Independent Trustee a fee of $1,000 per Board meeting and $500 per committee meeting. The Chairman of the Board, so long as he is an Independent Trustee, receives an additional $4,500 per year for his service, and the Chairman of each of the Audit Committee and the Nominating and Governance Committee receives an additional $1,500 per year for his service. The Trusts reimburse each Independent Trustee for his out-of-pocket expenses relating to attendance at Board and committee meetings.

          The Trusts do not provide any pension or retirement benefits to the Trustees or their officers.

         The following table sets forth the compensation paid by the Funds to the Independent Trustees during the fiscal years ended August 31, 2009 and May 31, 2010, respectively, and the total compensation paid to them from all registered funds in the Fund Complex (as defined below) for the calendar year ended December 31, 2009.

                                      Aggregate      Aggregate        Total
                                    Compensation   Compensation    Compensation
                      Position      from the Funds from the Funds     from the
                       with            for FYE        for FYE       Funds and
Name of Trustee       the Funds   August 31, 2009  May 31, 2010        Fund
                                                                    Complex(1)
-------------------------------------------------------------------------------
Independent Trustee Nominees

Roman Friedrich III   Trustee Nominee       $0            $0          $50,000

Robert B. Karn III    Trustee Nominee       $0            $0          $20,875
-------------------------------------------------------------------------------
Independent Trustees
Randall C. Barnes     Trustee          $42,125       $54,500         $251,750
Ronald A. Nyberg      Trustee          $42,125       $54,500         $357,875
Ronald E. Toupin, Jr. Trustee          $44,375       $57,500         $301,375
-------------------------------------------------------------------------------
(1) The Fund Complex includes all open and closed-end funds (including all of their portfolios) advised by the Investment Adviser and any funds that have an investment adviser that is an affiliated person of the Investment Adviser. As of the date of this Proxy Statement, the Fund Complex consists of 25 separate portfolios of Claymore Exchange-Traded Fund Trust, 13 separate portfolios of Claymore Exchange-Traded Fund Trust 2 and 14 closed-end management investment companies.

REQUIRED VOTE

         Election of each nominee to a Trust's Board of Trustees will require the affirmative vote of a majority of the shares of the Trust cast for the election of Trustees at the Meeting, in person or by proxy. Shareholders of the Funds of each Trust will vote together to elect the Trustees to the Board of that Trust. The failure to approve the Proposal by one Trust will not affect the approval by the other Trust.

                THE TRUSTEES, INCLUDING THE INDEPENDENT TRUSTEES,
                  UNANIMOUSLY RECOMMEND THAT THE SHAREHOLDERS
                      VOTE "FOR" THE NOMINEES FOR TRUSTEE.

EXPENSES OF PROXY SOLICITATION

         The Trusts will bear all costs in connection with the solicitation of proxies for the Meeting. Certain officers of the Trusts and certain officers and employees of Claymore or its affiliates (none of whom will receive additional compensation therefore), may solicit proxies by telephone, mail, e-mail and personal interviews. Brokerage houses, banks and other fiduciaries may be requested to forward proxy solicitation material to their principals to obtain authorization for the execution of proxies, and will be reimbursed by the Trusts for such out-of-pocket expenses.

OTHER BUSINESS

         As of the date of this Proxy Statement, the Board of Trustees of each Trust does not know of any other matter which may come before the Meeting. If any other matter properly comes before the Meeting, it is the intention of the persons named in the proxy to vote the proxies in accordance with their judgment on that matter.

                             ADDITIONAL INFORMATION

EXECUTIVE OFFICERS OF THE TRUSTS

         Certain biographical and other information relating to the officers of the Trusts is set forth below, including their ages, their principal occupations for at least the last five years and the length of time served.

                                     Term of
Name,                             Office(2) and
Address(1)                          Year First      Principal Occupation During
and Age              Title          Appointed       the Past Five Years
-------------------------------------------------------------------------------------------------------
J. Thomas Futrell    Chief          Since 2008      Senior Managing Director, Chief Investment Officer
Year of birth: 1955  Executive                      Senior Managing Director, Chief Investment Officer
                     Officer                        (2008-present) Senior Managing Director, Chief
                                                    Investment Officer (2008-present) of Claymore
                                                    Advisors, LLC and Claymore Securities, Inc.; Chief
                                                    Executive Officer of certain funds in the Claymore
                                                    fund complex. Formerly, Managing Director in charge
                                                    of Research (2000-2007) for Nuveen Asset
                                                    Management.



Kevin M. Robinson    Chief         Since 2008       Senior Managing Director, General Counsel and
Year of birth: 1959  Legal                          Corporate Secretary(2007-present) of Claymore
                     Officer                        Advisors, LLC and Claymore Securities, Inc.; Chief
                                                    Legal Officer of certain funds in the Fund Complex.
                                                    Formerly, Associate GeneralCounsel (2000-2007) of
                                                    NYSE Euronext, Inc. Formerly, Archipelago Holdings,
                                                    Inc. Senior Managing Director and Associate General
                                                    Counsel (1997-2000) of ABN Amro Inc. Formerly,
                                                    Senior Counsel in the Enforcement Division (1989-
                                                    1997) of the U.S. Securities and Exchange
                                                    Commission.


                                     Term of
Name,                             Office(2) and
Address(1)                          Year First      Principal Occupation During
and Age              Title          Appointed       the Past Five Years
-------------------------------------------------------------------------------------------------------
Steven M. Hill       Chief          Since 2006      Senior Managing Director (2005-present),
Year of Birth: 1964  Financial                      Chief Financial Officer of Claymore Group
                     Officer,                       Inc. (2005-2006). Managing Director of
                     Chief                          Claymore Advisors, LLC and Claymore
                     Accounting                     Securities, Inc. (2003-2005). Previously,
                     Officer and                    Treasurer of Henderson Global Funds and
                     Treasurer                      Operations Manager for Henderson Global
                                                    Investors (NA) Inc. (2002-2003); Managing
                                                    Director, FrontPoint Partners LLC (2001-
                                                    2002); Vice President, Nuveen Investments
                                                    (1999-2001); Chief Financial Officer, Skyline
                                                    Asset Management LP, (1999); Vice President,
                                                    Van Kampen Investments and Assistant
                                                    Treasurer, Van Kampen mutual funds
                                                    (1989-1999).

Bruce Saxon          Chief          Since 2006      Vice President - Fund Compliance Officer of
Year of Birth: 1957  Compliance                     Claymore Securities, Inc. (2006-present).
                     Officer                        Chief Compliance Officer/Assistant Secretary
                                                    of Harris Investment Management, Inc. (2003-
                                                    2006). Director-Compliance of Harrisdirect
                                                    LLC (1999-2003).

Melissa J. Nguyen    Secretary      Since 2006      Vice President and Assistant General Counsel
Year of Birth: 1978                                 of Claymore Group Inc. (2005-present).
                                                    Secretary of certain funds in the Claymore fund
                                                    complex. Formerly, Associate, Vedder Price
                                                    P.C. (2003-2005).

William H.           Vice           Since 2006      Managing Director of Claymore Securities,
Belden III           President                      Inc. (2005-present). Formerly, Vice President
Year of birth: 1965                                 of Product Management at Northern Trust
                                                    Global Investments (1999-2005); Vice
                                                    President of Stein Roe & Farnham (1995-1999).

Chuck Craig          Vice           Since 2006      Managing Director (2006-present), Vice
Year of birth: 1967  President                      President (2003-2006) of Claymore Securities,
                                                    Inc. Formerly, Assistant Vice President, First
                                                    Trust Portfolios, L.P. (1999-2003); Analyst,
                                                    PMA Securities, Inc. (1996-1999).

David A. Botset      Vice           Since 2010      Senior Vice President, Claymore Securities,
Year of birth: 1974  President                      Inc. from 2008 to present, formerly Vice
                                                    President, Claymore Securities, Inc. (2007-
                                                    2008); Assistant Vice President, Investment
                                                    Development and Oversight, Nuveen
                                                    Investments (2004 - 2007); Assistant
                                                    Vice President Internal Sales and Service,
                                                    Nuveen Investments.

James Howley         Assistant      Since 2006      Vice President, Fund Administration of
Year of Birth: 1972  Treasurer                      Claymore Securities, Inc. (2004-present).
                                                    Previously, Manager, Mutual Fund
                                                    Administration of Van Kampen
                                                    Investments, Inc.


                                     Term of
Name,                             Office(2) and
Address(1)                          Year First      Principal Occupation During
and Age              Title          Appointed       the Past Five Years
-------------------------------------------------------------------------------------------------------
Mark J. Furjanic   Assistant        Since 2008      Vice President, Fund Administration-Tax
Year of birth:     Treasurer                        (2005-present) of Claymore Advisors, LLC and Claymore
1959                                                Securities, Inc.; Assistant Treasurer of certain
                                                    funds in the Claymore fund complex. Formerly, Senior
                                                    Manager (1999-2005) for Ernst & Young LLP.

Donald P. Swade    Assistant        Since 2008      Vice President, Fund Administration (2006-present) of
Year of birth:     Treasurer                        Claymore Advisors, LLC and Claymore Securities, Inc.;
1972                                                Assistant Treasurer of certain funds in the Claymore
                                                    fund complex. Formerly, Manager-Mutual Fund Financial
                                                    Administration (2003-2006) for Morgan Stanley/Van
                                                    Kampen Investments.

Mark E. Mathiasen  Assistant        Since 2008      Vice President; Assistant General Counsel of Claymore
Year of Birth:     Secretary                        Group Inc. (2007-present). Secretary of certain funds
1978                                                in the Claymore fund complex. Previously, Law Clerk,
                                                    Idaho State Courts (2003-2006).

Elizabeth Hudson   Assistant        Since 2010      Assistant General Counsel of Claymore Group Inc.
Year of birth:     Secretary                        (2009-present). Assistant Secretary of certain funds
1980                                                in the Fund Complex. Formerly, Associate at Bell,
                                                    Boyd & Lloyd LLP (2007-2008). J.D., Northwestern
                                                    University (2007).


----------------
(1) The business address of each officer is c/o Claymore Securities, Inc., 2455 Corporate West Drive, Lisle, Illinois 60532.

(2) Elected by and serves at the pleasure of the Board of each Trust or until their successors have been duly elected and qualified.

BOARD LEADERSHIP STRUCTURE

         The primary responsibility of the Board of each Trust is to represent the interests of the Funds and to provide oversight of the management of the Funds. The Funds' day-to-day operations are managed by the Adviser, Mellon Capital Management (the investment subadviser for the Claymore U.S. Capital Markets Bond ETF and Claymore U.S. Capital Markets Micro-Term Fixed Income ETF ("Mellon")) and Guggenheim Partners Asset Management (the investment subadviser for the Wilshire 5000 Total Market ETF, Wilshire 4500 Completion ETF and Wilshire US REIT ETF ("GPAM" and together with Mellon, the "Subadvisers")), as applicable, and other service providers who have been approved by the Board. The Board of each Trust is currently comprised of three Trustees, all of whom (including the chairman) are classified under the 1940 Act as Independent Trustees. Generally, each Board acts by majority vote of all the Trustees, which includes a majority vote of the Independent Trustees.

         The Board of each Trust has appointed an Independent Chairperson, who presides at Board meetings and who is responsible for, among other things, participating in the planning of Board meetings, setting the tone of Board meetings and seeking to encourage open dialogue and independent inquiry among the trustees and management. The Board of each Trust has established two standing committees (as described above) and has delegated certain responsibilities to those committees, each of which is comprised solely of Independent Trustees. The Board of each Trust and its committees meet periodically throughout the year to oversee the Funds' activities, review contractual arrangements with service providers, review the Funds' financial statements, oversee compliance with regulatory requirements, and review performance. The Independent Trustees are represented by independent legal counsel at Board and committee meetings. The Board of each Trust has determined that this leadership structure, including an Independent Chairperson, a supermajority of Independent Trustees and committee membership limited to Independent Trustees, is appropriate in light of the characteristics and circumstances of the Trust.

QUALIFICATIONS AND EXPERIENCE OF TRUSTEES AND NOMINEES

         The Trustees and nominees were selected to serve and continue on the Boards, as applicable, based upon their skills, experience, judgment, analytical ability, diligence, ability to work effectively with other Trustees, availability and commitment to attend meetings and perform the responsibilities of a Trustee and a demonstrated willingness to take an independent and questioning view of management.

         The following is a summary of the experience, qualifications, attributes and skills of each Trustee and nominee that support the conclusion, as of the date of this proxy statement, that each Trustee should serve as a Trustee in light of the Trust's business and structure. References to the qualifications, attributes and skills of Trustees or nominees do not constitute holding out of any Trustee or nominee as being an expert in such area.

         Randall C. Barnes. Mr. Barnes has served as a Trustee of each Trust since 2006 and as a Trustee of other funds in the Claymore fund complex since 2003. Mr. Barnes also serves on the board of certain Claymore sponsored Canadian funds. Through his service as a Trustee of each Trust and as chairman of each Audit Committee, employment experience as President of Pizza Hut International and as Treasurer of PepsiCo, Inc., and his personal investment experience, Mr. Barnes is experienced in financial, accounting, regulatory and investment matters.

         Roman Friedrich III. Mr. Friedrich has served as a trustee of other funds in the Claymore fund complex since 2004. Mr. Friedrich also serves on the board of certain Claymore sponsored Canadian funds. Through his service as a trustee of other funds in the Claymore fund complex, his service on other public company boards, his experience as founder and chairman of Roman Friedrich & Company, a financial advisory firm and his prior experience as a senior executive of various financial securities firms, Mr. Friedrich is experienced in financial, investment and regulatory matters.

         Robert B. Karn III. Mr. Karn has served as a trustee of other funds in the Claymore fund complex since 2004. Through his service as a trustee of other funds in the Claymore fund complex, his service on other public and private company boards, his experience as an accountant and consultant, and his prior experience, including Managing Partner of the Financial and Economic Consulting Practice of the St. Louis office at Arthur Andersen, LLP, Mr. Karn is experienced in accounting, financial, investment and regulatory matters.

         Ronald A. Nyberg. Mr. Nyberg has served as a Trustee of each Trust since 2006 and as a Trustee of other funds in the Claymore fund complex since 2003. Through his service as a Trustee of each Trust and as chairman of each Nominating & Governance Committee, his professional training and experience as an attorney and partner of a law firm, Nyberg & Cassioppi. LLC, and his prior employment experience, including Executive Vice President and General Counsel of Van Kampen Investments, an asset management firm, Mr. Nyberg is experienced in financial, regulatory and governance matters.

         Ronald E. Toupin, Jr. Mr. Toupin has served as a Trustee of each Trust since 2006 and as a Trustee of other funds in the Claymore fund complex since 2003. Through his service as a Trustee of each Trust and as chairman of each Board, and his professional training and employment experience, including Vice President and Portfolio Manager for Nuveen Asset Management, an asset management firm, Mr. Toupin is experienced in financial, regulatory and investment matters.

         Each Trustee and nominee also has considerable familiarity with the Funds' adviser and other service providers, and their operations, as well as the special regulatory requirements governing regulated investment companies and the special responsibilities of investment company trustees as a result of his substantial prior service as a Trustee of the Trust and other funds in the Claymore fund complex, as applicable.

Board's Role in Risk Oversight

         Consistent with its responsibility for oversight of the Trust, the Board of each Trust, among other things, oversees risk management of the Funds' investment program and business affairs directly and through the committee structure it has established. The Board of each Trust has established the Audit Committee and the Nominating and Governance Committee to assist in its oversight functions, including its oversight of the risks the Funds face. Each committee reports its activities to such Board on a regular basis. Risks to the Funds include, among others, investment risk, credit risk, liquidity risk, valuation risk and operational risk, as well as the overall business risk relating to the Funds. The Board of each Trust has adopted, and periodically reviews, policies, procedures and controls designed to address these different types of risks. Under a Board's supervision, the officers of the Trust, the Adviser, the Subadvisers and other service providers to the Funds, as applicable, also have implemented a variety of processes, procedures and controls to address various risks. In addition, as part of a Board's periodic review of the Funds' advisory, subadvisory and other service provider agreements, the Board may consider risk management aspects of the service providers' operations and the functions for which they are responsible.

         Each Board requires officers of the Trust to report to the full Board on a variety of matters at regular and special meetings of the Board and its committees, as applicable, including matters relating to risk management. Each Audit Committee also receives reports from the Funds' independent registered public accounting firm on internal control and financial reporting matters. On at least a quarterly basis, each Board meets with the Funds' Chief Compliance Officer, including separate meetings with the Independent Trustees in executive session, to discuss compliance matters and, on at least an annual basis, receives a report from the Chief Compliance Officer regarding the effectiveness of the Funds' compliance program. Each Board, with the assistance of Trust management, reviews investment policies and risks in connection with its review of the Funds' performance. In addition, each Board receives reports from the Adviser and Subadvisers, as applicable, on the investments and securities trading of the Funds. With respect to valuation, each Board oversees a pricing committee comprised of Trust officers and Adviser personnel and has approved Fair Valuation procedures applicable to valuing the Funds' securities, which each Board and its Audit Committee periodically review. Each Board also requires the Adviser to report to the Board on other matters relating to risk management on a regular and as-needed basis.

ROLE OF DIVERSITY IN CONSIDERING BOARD CANDIDATES

         In considering Trustee nominee candidates, the Nominating and Governance Committee takes into account a wide variety of factors, including the overall diversity of each Board's composition. The Nominating and Governance Committee believes each Board generally benefits from diversity of background, experience and views among its members, and considers this a factor in evaluating the composition of the Board, but has not adopted any specific policy in this regard.

TRUSTEES' PRIOR LEGAL AND DISCIPLINARY ACTIONS

         The Trustees, including the nominees, have no prior legal or disciplinary actions.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

         Ernst & Young LLP ("E&Y") serves as each Fund's independent registered public accounting firm. In its capacity as the independent registered public accounting firm, E&Y audits each Fund's financial statements and reviews each Fund's federal and state annual income tax returns. E&Y has confirmed that it is an independent registered public accounting firm and has advised the Trusts that it does not have any direct or material indirect financial interest in any Funds. Representatives of E&Y are not expected to be present at the meeting.

         Audit Fees. Audit Fees are fees related to the annual audit of the Funds' financial statements and for services normally provided in connection with the statutory and regulatory filings of the Funds. For the fiscal years ended 2009 and 2008, E&Y billed $680,000 and $600,000, respectively, to the Funds, including out-of-pocket expenses.

         Audit-Related Fees. Audit-Related Fees are fees related to assurance and related services related to the annual audit of the Funds and for review of the Funds' financial statements, other than the Audit Fees described above. These include agreed upon procedures reports performed for rating agencies and the issuance of comfort letters. Audit-Related Fees billed by E&Y to the Funds for the fiscal years ended 2009 and 2008, were $0 and $0, respectively. E&Y did not bill any Audit-Related Fees to the Service Affiliates (as defined below) for audit-related services related directly to the operations and financial reporting of the Funds for the Funds' fiscal years ended 2009 and 2008.

         Tax Fees. Tax Fees are fees associated with tax compliance, tax advice and tax planning, including federal, state and local income tax return preparation and related advice and determination of taxable income and miscellaneous tax advice. Tax Fees billed by E&Y to the Funds for the fiscal years ended 2009 and 2008 were $234,600 and $180,000. E&Y did not bill any Tax Fees to the Service Affiliates for tax services related directly to the operations and financial reporting of the Funds for the Funds' fiscal years ended 2009 and 2008.

         All Other Fees. All Other Fees are fees related to products and services other than those services reported above under "Audit Fees," "Audit-Related Fees" and "Tax Fees." There were no All Other Fees billed by E&Y to the Funds or the Service Affiliates for the fiscal year ended 2009 and 2008.

         Aggregate Non-Audit Fees. The Aggregate Non-Audit Fees billed by E&Y for services rendered to the Funds for the fiscal years ended 2009 and 2008 were $234,600 and $180,000. No Non-Audit Fees were billed by E&Y for services rendered to the Service Affiliates for the fiscal years ended 2009 and 2008.

         Each Trust's Audit Committee has adopted written policies relating to the pre-approval of the audit and non-audit services performed by the Funds' independent registered public accounting firm. Unless a type of service to be provided by the independent registered public accounting firm has received general pre-approval, it requires specific pre-approval by the Audit Committee. Under the policies, on an annual basis, each Trust's Audit Committee reviews and pre-approves the services to be provided by the independent registered public accounting firm without having obtained specific pre-approval from the Audit Committee. Each Trust's Audit Committee has delegated pre-approval authority to the Audit Committee Chairperson. In addition, each Trust's Audit Committee pre-approves any permitted non-audit services to be provided by the independent registered public accounting firm to Claymore or any entity controlling, controlled by, or under common control with Claymore (Claymore and such other entities, together, the "Service Affiliates") if such services related directly to the operations and financial reporting of the Funds.

         None of the services described above, provided in the fiscal years ended August 31, 2009 and May 31, 2010 or the fiscal years ended August 31, 2008 and May 31, 2009, were approved pursuant to the de minimis exception provided in Rule 2-01(c)(7)(i)(C) of Regulation S-X promulgated by the SEC.

         Each Trust's Audit Committee has considered whether the provision of non-audit services that were rendered by E&Y to Claymore and Service Affiliates that were not pre-approved (not requiring pre-approval) is compatible with maintaining E&Y's independence, respectively. All services provided by E&Y to the Funds, the Funds' Adviser, the Subadvisers or Service Affiliates that were required to be pre-approved were pre-approved as required.

PROPOSALS TO BE SUBMITTED BY SHAREHOLDERS AND OTHER
SHAREHOLDER COMMUNICATIONS

         The Trusts generally are not required to hold annual meetings of shareholders and the Trusts generally do not hold shareholder meetings in any year unless certain specified shareholder actions such as election of trustees or approval of a new advisory agreement are required to be taken under the 1940 Act or the Trusts' charter documents.

         A shareholder desiring to submit a proposal intended to be presented at any meeting of shareholders of the Trusts hereafter called should send the proposal to the Secretary of the Trusts at the Trusts' principal offices. The mere submission of a proposal by a shareholder does not guarantee that such proposal will be included in the proxy statement or presented at the meeting because certain rules under the Federal securities laws must be complied with before inclusion of the proposal is required.

                               OTHER INFORMATION

         EACH FUND'S ANNUAL REPORT CONTAINING FINANCIAL STATEMENTS FOR THE FISCAL YEAR ENDED MAY 31, 2010 OR AUGUST 31, 2009, AS APPLICABLE, AND THE FUND'S SUBSEQUENT SEMI-ANNUAL REPORT, IF ANY, MAY BE OBTAINED FREE OF CHARGE BY WRITING TO THE FUND AT 2455 CORPORATE WEST DRIVE, LISLE, ILLINOIS 60532, OR BY CALLING TOLL-FREE 1-800-345-7999.

September 3, 2010

                                                                     APPENDIX A

                               OUTSTANDING SHARES

 The table below sets forth the number of Shares outstanding of each Fund, as of the close of business on the Record Date.

 CLAYMORE EXCHANGE-TRADED FUND TRUST
                                                         Fiscal
                                                          Year       Outstanding
 Ticker  Fund Name                                        End           Shares
--------------------------------------------------------------------------------
 NFO    Claymore/Sabrient Insider ETF                      8-31        3,750,000
 EEB    Claymore/BNY Mellon BRIC ETF                       8-31       26,900,800
 WMCR   Wilshire Micro-Cap ETF                             8-31          500,800
 XRO    Claymore/Zacks Sector Rotation ETF                 8-31        1,000,800
 CVY    Claymore/Zacks Multi-Asset Income Index ETF        8-31      15,250,8000
 CSD    Claymore/Beacon Spin-Off ETF                       8-31          750,000
 RYJ    Claymore/Raymond James SB-1 Equity ETF             8-31        3,222,039
 ULQ    Claymore U.S. Capital Markets Micro-Term
        Fixed Income ETF                                   5-31          100,000
 UBD    Claymore U.S. Capital Markets Bond ETF             5-31          200,000
 OTP    Claymore/Ocean Tomo Patent ETF                     8-31          750,000
 CZA    Claymore/Zacks Mid-Cap Core ETF                    8-31          250,000
 OTR    Claymore/Ocean Tomo Growth Index ETF               8-31          200,000
 XGC    Claymore/BNY Mellon International Small
        Cap LDRs ETF                                       8-31          300,000
 LVL    Claymore/S&P Global Dividend Opportunities
        Index ETF                                          5-31          640,000
 DEF    Claymore/Sabrient Defensive Equity Index ETF       8-31          650,000
 WREI   Wilshire US REIT ETF                               8-31          200,000
 WXSP   Wilshire 4500 Completion ETF                       8-31          200,000
 WFVK   Wilshire 5000 Total Market ETF                     8-31          100,000
 BSCB   Claymore BulletShares 2011 Corporate Bond ETF      5-31          600,000
 BSCC   Claymore BulletShares 2012 Corporate Bond ETF      5-31          450,000
 BSCD   Claymore BulletShares 2013 Corporate Bond ETF      5-31          450,000
 BSCE   Claymore BulletShares 2014 Corporate Bond ETF      5-31          450,000
 BSCF   Claymore BulletShares 2015 Corporate Bond ETF      5-31          450,000
 BSCG   Claymore BulletShares 2016 Corporate Bond ETF      5-31          300,000
 BSCH   Claymore BulletShares 2017 Corporate Bond ETF      5-31          300,000

 CLAYMORE EXCHANGE-TRADED FUND TRUST 2
                                                        Fiscal
                                                         Year        Outstanding
 Ticker  Fund Name                                        End           Shares
--------------------------------------------------------------------------------
 TAN    Claymore/MAC Global Solar Energy Index ETF         8-31       22,160,000
 EEN    Claymore/BNY Mellon EW Euro-Pacific LDRs ETF       8-31          202,000
 CQQQ   Claymore China Technology ETF                      8-31          800,000
 CGW    Claymore S&P Global Water Index ETF                8-31       11,240,000
 ENY    Claymore/SWM Canadian Energy Income Index ETF      5-31        4,520,000
 HGI    Claymore/Zacks International Multi-Asset Income
        Index ETF                                          5-31        3,400,000
 FAA    Claymore/NYSE Arca Airline ETF                     8-31        1,300,000
 FRN    Claymore/BNY Mellon Frontier Markets ETF           5-31        5,200,000
 HAO    Claymore/AlphaShares China Small Cap Index ETF     5-31       12,240,000
 TAO    Claymore/AlphaShares China Real Estate ETF         5-31        2,760,000
 CUT    Claymore/Beacon Global Timber Index ETF            5-31        5,800,000
 YAO    Claymore/AlphaShares China All-Cap ETF             8-31        2,500,000
 SEA    Claymore Shipping ETF                              5-31          400,000

                                 CLAYMORE FUNDS

                  NOMINATING AND GOVERNANCE COMMITTEE CHARTER

PURPOSES AND ORGANIZATION

     The purpose of Nominating and Governance Committee (the "Committee") of the Board of Trustees (the "Board") of each of the registered investment companies listed in Appendix A hereto (the "Trust(s)") is to review matters pertaining to the composition, committees, and operations of the Board. Members of the Committee may not be "interested persons" of the Trust, as such term is defined in the Investment Company Act of 1940, as amended ("Interested Persons"). The Committee shall have the following duties and powers:

     (1) To evaluate and recommend all candidates for election or appointment as members of the Board and recommend the appointment of members and chairs of each Board Committee.

     (2) To review policy matters affecting the operation of the Board and Board committees and make such recommendations to the Board as deemed appropriate by the Committee.

     (3) To evaluate periodically the effectiveness of the Board and Board Committees and make such recommendations to the Board as deemed appropriate by the Committee.

     (4) To oversee the contract review process, including the review of the Trust's investment advisory agreements and contracts with other affiliated service providers.

     The Committee shall receive appropriate funding as determined by the Committee to carry out its responsibilities and shall have the authority to retain experts, consultants or legal counsel as the Committee deems appropriate.

     The Committee shall meet annually (or more frequently, if needed) and be empowered to hold special meetings, as circumstances require. Any action of the Committee shall be taken by the affirmative vote of a majority of the members. Any action of the Committee may be taken without a meeting if at least a majority of the members of the Committee consent thereto in writing.


----------
1 As contemplated by certain rules under the Investment Company Act of 1940, as amended, the selection and nomination of candidates for election as members of the Board who are not Interested Persons shall be made by the incumbent members of the Board who are not Interested Persons.

QUALIFICATIONS FOR TRUSTEE NOMINEES

     The Committee requires that Trustee candidates have a college degree or equivalent business experience. The Committee may take into account a wide variety of factors in considering Trustee candidates, including (but not limited to): (i) availability and commitment of a candidate to attend meetings and perform his or her responsibilities on the Board, (ii) relevant industry and related experience, (iii) educational background, (iv) financial expertise, (v) an assessment of the candidate's ability, judgment and expertise and (v) overall diversity of the Board's composition.


IDENTIFICATION OF NOMINEES

     In identifying potential nominees for the Board, the Committee may consider candidates recommended by one or more of the following sources: (i) the Trust's current Trustees, (ii) the Trust's officers, (iii) the Trust's investment adviser(s), (iv) the Trust's shareholders (see below) and (v) any other source the Committee deems to be appropriate. The Committee may, but is not required to, retain a third party search firm at the expense of the Trust to identify potential candidates. The Committee will not nominate a person for election to the Board as a Trustee (unless such person is an "interested person," as defined by the Investment Company Act of 1940) after such person has reached the age of seventy-two (72).


CONSIDERATION OF CANDIDATES RECOMMENDED BY SHAREHOLDERS

     The Committee will consider and evaluate nominee candidates properly submitted by shareholders on the same basis as it considers and evaluates candidates recommended by other sources. Appendix B to this Charter, as it may be amended from time to time by the Committee, sets forth procedures that must be followed by shareholders to properly submit a nominee candidate to the Committee (recommendations not properly submitted in accordance with Appendix B will not be considered by the Committee).

                                   APPENDIX A

Claymore Dividend & Income Fund

Fiduciary/Claymore MLP Opportunity Fund

Madison/Claymore Covered Call Fund

Guggenheim Enhanced Equity Income Fund

TS&W/Claymore Tax-Advantaged Balanced Fund

Claymore/Guggenheim Strategic Opportunities Fund

Claymore Exchange-Traded Fund Trust

Claymore Exchange-Traded Fund Trust 2

                                   APPENDIX B

            PROCEDURES FOR SHAREHOLDERS TO SUBMIT NOMINEE CANDIDATES
            --------------------------------------------------------

A Trust shareholder must follow the following procedures in order to properly submit a nominee recommendation for the Committee's consideration.

1. The shareholder must submit any such recommendation (a "Shareholder Recommendation") in writing to the Trust, to the attention of the Secretary, at the Address of the principal executive offices of the Trust.

2. The Shareholder Recommendation must be delivered to or mailed and received at the principal executive offices of the Trust not less than one hundred and twenty (120) calendar days nor more than one hundred and fifty (150) calendar days prior to the date of the Board or shareholder meeting at which the nominee would be elected.

3. The Shareholder Recommendation must include: (i) a statement in writing setting forth (A) the name, age, date of birth, business address, residence address and citizenship of the person recommended by the shareholder (the "candidate"); (B) the class or series and number of all shares of the Trust owned of record or beneficially by the candidate, as reported to such shareholder by the candidate; (C) any other information regarding the candidate called for with respect to director nominees by paragraphs (a),
     (d), (e), (f) of Item 401 of Regulation S-K or paragraph (b) of Item 22 of Rule 14a-101 (Schedule 14A) under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), adopted by the Securities and Exchange Commission (or the corresponding provisions of any regulation or rule subsequently adopted by the Securities and Exchange Commission or any successor agency applicable to the Trust); (D) any other information regarding the candidate that would be required to be disclosed if the candidate were a nominee in a proxy statement or other filing required to be made in connection with solicitation of proxies for election of Trustees or directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder; and (E) whether the recommending shareholder believes that the candidate is or will be an "interested person" of the Trust (as defined in the Investment Company Act of 1940, as amended) and, if not an "interested person," information regarding the candidate that will be sufficient for the Trust to make such determination;
     (ii) the written and signed consent of the candidate to be named as a nominee and to serve as a Trustee if elected; (iii) the recommending shareholder's name as it appears on the Trust's books; (iv) the class or series and number of all shares of the Trust owned beneficially and of record by the recommending shareholder; and (v) a description of all arrangements or understandings between the recommending shareholder and the candidate and any other persons (including their names) pursuant to which the recommendation is being made by the recommending shareholder. In addition, the Committee may require the candidate to furnish such other information as it may reasonably require or deem necessary to determine the eligibility of such candidate to serve on the Board.

                                                                      APPENDIX C
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

                                                          SHARE       PERCENTAGE
    SHAREHOLDER NAME AND ADDRESS                         HOLDINGS        OWNED
--------------------------------------------------------------------------------
CLAYMORE EXCHANGE-TRADED FUND TRUST

CLAYMORE/SABRIENT INSIDER ETF ("NFO") 18383M209
    National Financial Services LLC
    200 Liberty Street, New York, NY 10281                 933,440      24.89%

    Merrill Lynch
    4 World Financial Center, New York, NY 10080           281,284        7.5%

    TD Ameritrade
    4211 South 102nd Street, Omaha, NE 68127               409,999      10.93%

    Charles Schwab
    120 Kearny Street, San Francisco, CA 94108             477,637      12.73%


 CLAYMORE/BNY MELLON BRIC ETF ("EEB") 18383M100

    Bank of New York Mellon
    One Wall Street
    New York, NY 10286                                   1,968,825       7.32%

    State Street Bank & Trust Co.,
    State Street Financial Center, One Lincoln
    Street, Boston, Massachusetts 02111                  2,571,095       9.56%

    TD Ameritrade
    4211 South 102nd Street, Omaha, NE 68127             2,984,608      11.09%

    National Financial Services LLC
    200 Liberty Street, New York, NY 10281               3,193,428      11.87%

    Charles Schwab
    120 Kearny Street, San Francisco, CA 94108           4,207,860      15.64%

    WILSHIRE MICRO-CAP ETF ("WMCR") 18383M308

    National Financial Services LLC
    200 Liberty Street, New York, NY 10281                  26,044       5.20%

    Merrill Lynch
    4 World Financial Center, New York, NY 10080            30,961       6.18%

    Goldman Sachs
    85 Broad Street, New York, NY 10004                    118,867      23.74%

    JP Morgan Clearing Corp.
    3 Chase Metrotech Center, Brooklyn, NY 11245-0001      198,290      39.59%

                                                           SHARE      PERCENTAGE
    SHAREHOLDER NAME AND ADDRESS                          HOLDINGS       OWNED
--------------------------------------------------------------------------------
CLAYMORE EXCHANGE-TRADED FUND TRUST (Con't)

CLAYMORE/ZACKS SECTOR ROTATION ETF ("XRO") 18383M407

    LPL Financial Co.
    One Beacon Street, 22nd Floor, Boston, MA 02108         52,101       5.21%

    Merrill Lynch
    4 World Financial Center, New York, NY 10080            55,909       5.59%

    Charles Schwab
    120 Kearny Street, San Francisco, CA 94108              60,150       6.01%

    National Financial Services LLC
    200 Liberty Street, New York, NY 10281                  87,961       8.79%

    First Clearing, LLC
    10700 Wheat First Drive, MC WS1024
    Glen Allen, VA 07302                                    92,717       9.26%

    Goldman Sachs
    85 Broad Street, New York, NY 10004                    106,042      10.60%

 CLAYMORE/ZACKS MULTI-ASSET INCOME INDEX ETF ("CVY") 18383M506

    First Clearing, LLC
    10700 Wheat First Drive, MC WS1024
    Glen Allen, VA 07302                                   919,455       6.03%

    Pershing LLC
    One Pershing Plaza, Jersey City, NJ 07399              992,481       6.51%

    Merrill Lynch SFKPG
    4 World Financial Center, New York, NY 10080         1,192,821       7.82%

    National Bank Correspondent Network Inc.
    250 Yonge Street, Suite 1900, P.O. Box 19, Toronto,
    ON                                                   1,225,035       8.03%

    National Financial Services LLC
    200 Liberty Street, New York, NY 10281               1,581,648      10.37%

    TD Ameritrade
    4211 South 102nd Street, Omaha, NE 68127             1,740,081      11.41%

    Charles Schwab
    120 Kearny Street, San Francisco, CA 94108           1,863,922      12.22%

CLAYMORE/BEACON SPIN-OFF ETF ("CSD") 18383M605

    Charles Schwab
    120 Kearny Street, San Francisco, CA 94108              41,314       5.51%

    Merrill Lynch
    4 World Financial Center, New York, NY 10080            42,427       5.65%

    National Financial Services LLC
    200 Liberty Street, New York, NY 10281                  58,892       7.85%

    Goldman Sachs LP
    85 Broad Street, New York, NY 10004                     59,371       7.92%

                                                          SHARE       PERCENTAGE
    SHAREHOLDER NAME AND ADDRESS                         HOLDINGS         OWNED
--------------------------------------------------------------------------------
CLAYMORE EXCHANGE-TRADED FUND TRUST (Con't)

CLAYMORE/BEACON SPIN-OFF ETF ("CSD") 18383M605 (Con't)

    First Clearing, LLC
    10700 Wheat First Drive, MC WS1024
    Glen Allen, VA 07302                                   87,727       11.70%

    Citigroup Inc.
    39 Park Ave, New York, NY10043                         87,890       11.72%

    Goldman Sachs
    85 Broad Street, New York, NY 10004                   111,689       14.89%

CLAYMORE/RAYMOND JAMES SB-1 EQUITY ETF ("RYJ") 18383M613

    National Financial Services LLC
    200 Liberty Street, New York, NY 10281                690,372       21.43%

    Raymond James Financial, Inc.
    880 Carillon Parkway, St. Petersburg, FL 33716      1,886,399       58.55%

CLAYMORE U.S. CAPITAL MARKETS MICRO-TERM FIXED INCOME ETF ("ULQ") 18383M654

    JP Morgan Clearing Corp.
    3 Chase Metrotech Center, Brooklyn, NY 11245-0001       5,000           5%

    RBC Capital Markets
    Suite 2100, Park Place, 666 Burrard Street
    Vancouver, BC, Canada V6C 3B1                          17,000          17%

    Merrill Lynch
    4 World Financial Center, New York, NY 10080           18,703       18.70%

    Charles Schwab
    120 Kearny Street, San Francisco, CA 94108             26,660       26.66%

CLAYMORE U.S. CAPITAL MARKETS BOND ETF ("UBD") 18383M662

    First Clearing, LLC
    10700 Wheat First Drive, MC WS1024
    Glen Allen, VA 07302                                   11,236        5.62%

    Goldman Sachs
    85 Broad Street, New York, NY 10004                    69,568       34.78%

    JP Morgan Clearing Corp.
    3 Chase Metrotech Center, Brooklyn, NY 11245-0001      70,887      35.44%

                                                          SHARE       PERCENTAGE
    SHAREHOLDER NAME AND ADDRESS                         HOLDINGS         OWNED
--------------------------------------------------------------------------------
CLAYMORE EXCHANGE-TRADED FUND TRUST (Con't)

CLAYMORE/OCEAN TOMO PATENT ETF ("OTP") 18383M704

    Timber Hill
    209 S. LaSalle Street, Chicago, IL 60604                39,114       5.22%

    Merrill Lynch
    4 World Financial Center, New York, NY 10080            63,361       8.45%

    Goldman Sachs
    85 Broad Street, New York, NY 10004                     68,589       9.15%

    National Financial Services LLC
    200 Liberty Street, New York, NY 10281                 425,961      56.79%

CLAYMORE/ZACKS MID-CAP CORE ETF ("CZA") 18383M720

    TD Ameritrade
    4211 South 102nd Street, Omaha, NE 68127                15,251       6.10%

    Morgan Stanley & Co Inc.
    1585 Broadway, NY, NY 10036                             16,049       6.42%

    Charles Schwab
    120 Kearny Street, San Francisco, CA 94108              16,959       6.78%

    Goldman Sachs
    85 Broad Street, New York, NY 10004                     25,699      10.28%

    National Financial Services LLC
    200 Liberty Street, New York, NY 10281                  27,378      10.95%

    Citigroup Inc.
    39 Park Ave, New York, NY10043                          30,878      12.35%

    Merrill Lynch SFKPG
    4 World Financial Center, New York, NY 10080            38,073      15.23%

CLAYMORE/OCEAN TOMO GROWTH INDEX ETF ("OTR") 18383M779

    National Financial Services LLC
    200 Liberty Street, New York, NY 10281                  10,300       5.15%

    American Enterprise Investment Service
    70400 AXP Financial Center, Minneapolis, MN             13,387       6.69%

    Goldman Sachs LP
    85 Broad Street, New York, NY 10004                     38,691      19.35%

    Goldman Sachs
    85 Broad Street, New York, NY 10004                     39,040      19.52%

    Merrill Lynch
    4 World Financial Center, New York, NY 10080            47,161      23.58%

                                                         SHARE        PERCENTAGE
     SHAREHOLDER NAME AND ADDRESS                       HOLDINGS         OWNED
--------------------------------------------------------------------------------
CLAYMORE EXCHANGE-TRADED FUND TRUST (Con't)

CLAYMORE/BNY MELLON INTERNATIONAL SMALL CAP LDRS ETF ("XGC") 18383M811

   Charles Schwab
   120 Kearny Street, San Francisco, CA 94108               28,224       9.41%

   National Financial Services LLC
   200 Liberty Street, New York, NY 10281                   36,504      12.17%

   Merrill Lynch
   4 World Financial Center, New York, NY 10080             39,667      13.22%

   Timber Hill
   209 S. LaSalle Street, Chicago, IL 60604                 39,895      13.30%

   Goldman Sachs
   85 Broad Street, New York, NY 10004                      59,886      19.96%

CLAYMORE/S&P GLOBAL DIVIDEND OPPORTUNITIES INDEX ETF ("LVL") 18383M860

   TD Ameritrade
   4211 South 102nd Street, Omaha, NE 68127                 37,495       5.86%

   First Clearing, LLC
   10700 Wheat First Drive, MC WS1024
   Glen Allen, VA 07302                                     50,877       7.95%

   Charles Schwab
   120 Kearny Street, San Francisco, CA 94108               53,584       8.37%

   Goldman Sachs
   85 Broad Street, New York, NY 10004                      56,144       8.77%

   Citigroup Inc.
   39 Park Ave, New York, NY10043                           56,570       8.84%

   Merrill Lynch SFKPG
   4 World Financial Center, New York, NY 10080             60,748       9.49%

   National Financial Services LLC
   200 Liberty Street, New York, NY 10281                   74,868      11.70%

CLAYMORE/SABRIENT DEFENSIVE EQUITY INDEX ETF ("DEF") 18383M878

   Goldman Sachs
   85 Broad Street, New York, NY 10004                      33,168       5.10%

   TD Ameritrade
   4211 South 102nd Street, Omaha, NE 68127                 36,046       5.55%

   National Financial Services LLC
   200 Liberty Street, New York, NY 10281                   50,357       7.75%

                                                          SHARE       PERCENTAGE
    SHAREHOLDER NAME AND ADDRESS                         HOLDINGS       OWNED
--------------------------------------------------------------------------------
CLAYMORE EXCHANGE-TRADED FUND TRUST (Con't)

CLAYMORE/SABRIENT DEFENSIVE EQUITY INDEX ETF ("DEF") 18383M878 (Con't)

   Merrill Lynch
   4 World Financial Center, New York, NY 10080             77,258     11.89%

   Merrill Lynch SFKPG
   4 World Financial Center, New York, NY 10080            119,254     18.35%

   American Enterprise Investment Service
   70400 AXP Financial Center, Minneapolis, MN             158,730     24.42%

WILSHIRE US REIT ETF ("WREI") 18383M472

   Morgan Stanley & Co Inc.
   1585 Broadway, NY, NY 10036                              12,322      6.16%

   Citigroup Inc.
   39 Park Ave, New York, NY10043                           16,724      8.36%

   Timber Hill
   209 S. LaSalle Street, Chicago, IL 60604                 31,469     15.73%

   Merrill Lynch
   4 World Financial Center, New York, NY 10080             34,360     17.18%

   First Clearing, LLC
   10700 Wheat First Drive, MC WS1024
   Glen Allen, VA 07302                                     36,231     18.12%

   Goldman Sachs
   85 Broad Street, New York, NY 10004                      44,095     22.05%

WILSHIRE 4500 COMPLETION ETF ("WXSP") 18383M480

   Timber Hill
   209 S. LaSalle Street, Chicago, IL 60604                 10,668      5.33%

   Goldman Sachs
   85 Broad Street, New York, NY 10004                      65,697     32.85%

   Merrill Lynch
   4 World Financial Center, New York, NY 10080            108,579     54.29%

WILSHIRE 5000 TOTAL MARKET ETF ("WFVK") 18383M498

   Goldman Sachs
   85 Broad Street, New York, NY 10004                      73,369     73.37%

                                                          SHARE       PERCENTAGE
    SHAREHOLDER NAME AND ADDRESS                         HOLDINGS        OWNED
--------------------------------------------------------------------------------
CLAYMORE EXCHANGE-TRADED FUND TRUST (Con't)

CLAYMORE BULLETSHARES 2011 CORPORATE BOND ETF ("BSCB") 18383M886

   Goldman Sachs
   85 Broad Street, New York, NY 10004                      33,058      5.51%

   First Clearing, LLC
   10700 Wheat First Drive, MC WS1024
   Glen Allen, VA 07302                                     33,389      5.56%

   Raymond James Financial, Inc.
   880 Carillon Parkway, St. Petersburg, FL 33716           42,821      7.14%

   TD Ameritrade
   4211 South 102nd Street, Omaha, NE 68127                 43,759      7.29%

   National Financial Services LLC
   200 Liberty Street, New York, NY 10281                   60,880     10.15%

   Charles Schwab
   120 Kearny Street, San Francisco, CA 94108              263,853     43.98%

CLAYMORE BULLETSHARES 2012 CORPORATE BOND ETF ("BSCC") 18383M597

   First Clearing, LLC
   10700 Wheat First Drive, MC WS1024
   Glen Allen, VA 07302                                     23,964      5.33%

   Citigroup Inc.
   39 Park Ave, New York, NY10043                           30,443      6.77%

   Pershing LLC
   One Pershing Plaza, Jersey City, NJ 07399                33,034      7.34%

   Raymond James Financial, Inc.
   880 Carillon Parkway, St. Petersburg, FL 33716           35,359      7.86%

   LPL Financial Co.
   One Beacon Street, 22nd Floor, Boston, MA 02108          48,982     10.88%

   TD Ameritrade
   4211 South 102nd Street, Omaha, NE 68127                 51,408     11.42%

   Charles Schwab
   120 Kearny Street, San Francisco, CA 94108               60,169     13.37%

   National Financial Services LLC
   200 Liberty Street, New York, NY 10281                   80,549     17.90%

CLAYMORE BULLETSHARES 2013 CORPORATE BOND ETF ("BSCD") 18383M589

   The Bank of New York Mellon
   One Wall Street, New York, NY 10286                      27,320      6.07%

   Raymond James Financial, Inc.
   880 Carillon Parkway, St. Petersburg, FL 33716           29,326      6.52%

   TD Ameritrade
   4211 South 102nd Street, Omaha, NE 68127                 49,390     10.98%

                                                          SHARE       PERCENTAGE
    SHAREHOLDER NAME AND ADDRESS                         HOLDINGS         OWNED
--------------------------------------------------------------------------------
CLAYMORE EXCHANGE-TRADED FUND TRUST (Con't)

CLAYMORE BULLETSHARES 2013 CORPORATE BOND ETF ("BSCD") 18383M589 (Con't)

   National Financial Services LLC
   200 Liberty Street, New York, NY 10281                   58,814     13.07%

   Charles Schwab
   120 Kearny Street, San Francisco, CA 94108               59,547     13.23%

   Merrill Lynch
   4 World Financial Center, New York, NY 10080              79948     17.77%

CLAYMORE BULLETSHARES 2014 CORPORATE BOND ETF ("BSCE") 18383M571

   TD Ameritrade
   4211 South 102nd Street, Omaha, NE 68127                 40,502      9.00%

   Merrill Lynch
   4 World Financial Center, New York, NY 10080             47,893     10.64%

   National Financial Services LLC
   200 Liberty Street, New York, NY 10281                   84,130     18.70%

   Charles Schwab
   120 Kearny Street, San Francisco, CA 94108              130,922     29.09%

CLAYMORE BULLETSHARES 2015 CORPORATE BOND ETF ("BSCF") 18383M563

   The Bank of New York Mellon
   101 Barclay Street, New York, NY 10286                   30,351      6.74%

   Goldman Sachs
   85 Broad Street, New York, NY 10004                      36,614      8.14%

   Charles Schwab
   120 Kearny Street, San Francisco, CA 94108               45,237     10.05%

   TD Ameritrade
   4211 South 102nd Street, Omaha, NE 68127                 59,078     13.13%

   JP Morgan Chase Clearing
   270 Park Avenue, New York, NY 10017-2070                 63,044     14.01%

   National Financial Services LLC
   200 Liberty Street, New York, NY 10281                   71,825     15.96%

CLAYMORE BULLETSHARES 2016 CORPORATE BOND ETF ("BSCG") 18383M555

   Charles Schwab
   120 Kearney Street, San Francisco, CA 94108              15,228      5.08%

   JP Chase Clearing Corp.
   3 Chase Metrotech Center, Brooklyn, NY 11245-0001        15,372      5.12%

   Merrill Lynch SFKPG
   4 World Financial Center, New York, NY 10080             15,842      5.28%

                                                             SHARE    PERCENTAGE
    SHAREHOLDER NAME AND ADDRESS                           HOLDINGS       OWNED
--------------------------------------------------------------------------------

CLAYMORE EXCHANGE-TRADED FUND TRUST (Con't)

CLAYMORE BULLETSHARES 2016 CORPORATE BOND ETF ("BSCG") 18383M555 (CON'T)

   Morgan Stanley & Co Inc.
   1585 Broadway, NY, NY 10036                              16,559      5.52%

   National Financial Services LLC
   200 Liberty Street, New York, NY 10281                   33,632     11.21%

   TD Ameritrade
   4211 South 102nd Street, Omaha, NE 68127                 34,784     11.59%

   Goldman Sachs
   85 Broad Street, New York, NY 10004                      84,478     28.16%

CLAYMORE BULLETSHARES 2017 CORPORATE BOND ETF ("BSCH") 18383M548

   Charles Schwab
   120 Kearny Street, San Francisco, CA 94108               15,228      5.08%

   JP Morgan Clearing Corp.
   3 Chase Metrotech Center, Brooklyn, NY 11245-0001        15,372      5.12%

   Merrill Lynch SFKPG
   4 World Financial Center, New York, NY 10080             15,842      5.28%

   Morgan Stanley & Co Inc.
   1585 Broadway, NY, NY 10036                              16,559      5.52%

   National Financial Services LLC
   200 Liberty Street, New York, NY 10281                   33,632     11.21%

   TD Ameritrade
   4211 South 102nd Street, Omaha, NE 68127                 34,784     11.59%

   Goldman Sachs
   85 Broad Street, New York, NY 10004                      84,478     28.16%

                                                          SHARE       PERCENTAGE
    SHAREHOLDER NAME AND ADDRESS                         HOLDINGS        OWNED
--------------------------------------------------------------------------------
CLAYMORE EXCHANGE-TRADED FUND TRUST 2

CLAYMORE/MAC GLOBAL SOLAR ENERGY INDEX ETF ("TAN") 18383M621

    Citibank NA
    100 Citibank Drive, San Antonio, TX 78245            2,024,453       9.14%

    National Financial Services LLC
    200 Liberty Street, New York, NY 10281               2,026,591       9.15%

    Charles Schwab
    120 Kearny Street, San Francisco, CA 94108           2,756,889      12.44%

    Brown Brothers Harriman & Co.
    140 Broadway, New York, New York 10005-1101          3,091,860      13.95%

CLAYMORE/BNY MELLON EW EURO-PACIFIC LDRS ETF ("EEN") 18383Q101

    Charles Schwab
    120 Kearny Street, San Francisco, CA 94108              10,307       5.10%

    American Enterprise Investment Service
    70400 AXP Financial Center, Minneapolis, MN             18,089       8.95%

    First Clearing, LLC
    10700 Wheat First Drive, MC WS1024
    Glen Allen, VA 07302                                    19,193       9.50%

    JP Morgan Clearing Corp.
    3 Chase Metrotech Center, Brooklyn, NY 11245-0001       26,206      12.97%

    Pershing LLC
    One Pershing Plaza, Jersey City, NJ 07399               27,052      13.39%

    Goldman Sachs
    85 Broad Street, New York, NY 10004                     29,114      14.41%

    Merrill Lynch SFKPG
    4 World Financial Center, New York, NY 10080            34,078      16.87%

CLAYMORE CHINA TECHNOLOGY ETF ("CQQQ") 18383Q135

    Knight Clearing Services LLC
    545 Washington Blvd., Jersey City, NJ 07310             49,141       6.14%

    Morgan Stanley & Co Inc.
    1585 Broadway, NY, NY 10036                             58,409       7.30%

    State Street Bank & Trust Co.,
    State Street Financial Center, One Lincoln Street
    Boston, Massachusetts 02111                             97,850      12.23%

    National Financial Services LLC
    200 Liberty Street, New York, NY 10281                 101,433      12.68%

    Charles Schwab
    120 Kearny Street, San Francisco, CA
    94108                                                  130,736      16.34%

                                                          SHARE      PERCENTAGE
    SHAREHOLDER NAME AND ADDRESS                         HOLDINGS        OWNED
--------------------------------------------------------------------------------
CLAYMORE EXCHANGE-TRADED FUND TRUST 2 (Con't)

CLAYMORE S&P GLOBAL WATER INDEX ETF ("CGW") 18383Q507

    UBS Financial Services, Inc.
    1285 Avenue of the Americas, New York, NY 10019        572,816       5.10%

    Merrill Lynch SFKPG
    4 World Financial Center, New York, NY 10080           640,226       5.70%

    First Clearing, LLC
    10700 Wheat First Drive, MC WS1024
    Glen Allen, VA 07302                                   743,982       6.62%

    National Financial Services LLC
    200 Liberty Street, New York, NY 10281                 899,553       8.00%

    Morgan Stanley & Co Inc.
    1585 Broadway, NY, NY 10036                          1,012,619       9.01%

    Citigroup Inc.
    39 Park Ave, New York, NY10043                        111,3643       9.91%

    Charles Schwab
    120 Kearny Street, San Francisco, CA
    94108                                                1,385,413      12.33%

 CLAYMORE/SWM CANADIAN ENERGY INCOME INDEX ETF ("ENY") 18383Q606

    Citigroup Inc.
    39 Park Ave, New York, NY10043                         232,296       5.14%

    Morgan Stanley & Co Inc.
    1585 Broadway, NY, NY 10036                            298,220       6.60%

    TD Ameritrade
    4211 South 102nd Street, Omaha, NE 68127               369,432       8.17%

    First Clearing, LLC
    10700 Wheat First Drive, MC WS1024
    Glen Allen, VA 07302                                   448,068       9.91%

    Charles Schwab
    120 Kearny Street, San Francisco, CA 94108             650,914      14.40%

    National Financial Services LLC
    200 Liberty Street, New York, NY 10281                 760,152      16.82%

CLAYMORE/ZACKS INTERNATIONAL MULTI-ASSET INCOME INDEX ETF ("HGI") 18383Q804

    CDS Clearing
    85 Richmond Street West, Toronto, ON M5H 2C9           914,300      26.89%

    National Bank Correspondent Network Inc.
    250 Yonge Street, Suite 1900, PO Box 19
    Toronto, ON M5B2L                                    1,878,948      55.26%

                                                          SHARE       PERCENTAGE
    SHAREHOLDER NAME AND ADDRESS                         HOLDINGS        OWNED
--------------------------------------------------------------------------------
CLAYMORE EXCHANGE-TRADED FUND TRUST 2 (Con't)

CLAYMORE/NYSE ARCA AIRLINE ETF ("FAA") 18383Q812

    Merrill Lynch SFKPG
    4 World Financial Center, New York, NY 10080            67,839       5.22%

    Pershing LLC
    One Pershing Plaza, Jersey City, NJ 07399               73,557       5.66%

    National Financial Services LLC
    200 Liberty Street, New York, NY 10281                  78,701       6.05%

    Morgan Stanley & Co Inc.
    1585 Broadway, NY, NY 10036                            100,000       7.69%

    First Clearing, LLC
    10700 Wheat First Drive, MC WS1024
    Glen Allen, VA 07302                                   127,471       9.81%

    Charles Schwab
    120 Kearny Street, San Francisco, CA 94108             147,589      11.35%

    Citigroup Inc.
    39 Park Ave, New York, NY10043                         192,025      14.77%

CLAYMORE/BNY MELLON FRONTIER MARKETS ETF ("FRN") 18383Q838

    Foliofn Investments, Inc.
    8180 Greensboro Drive, 8th Floor, McLean, VA 22102     274,619       5.28%

    Citigroup Inc.
    39 Park Ave, New York, NY10043                         371,773       7.15%

    Charles Schwab
    120 Kearny Street, San Francisco, CA 94108             405,120       7.79%

    National Financial Services LLC
    200 Liberty Street, New York, NY 10281                 423,806       8.15%

    Merrill Lynch SFKPG
    4 World Financial Center, New York, NY 10080           472,838       9.09%

    Pershing LLC
    One Pershing Plaza, Jersey City, NJ 07399              491,363       9.45%

    First Clearing, LLC
    10700 Wheat First Drive, MC WS1024
    Glen Allen, VA 07302                                   581,418      11.18%

CLAYMORE/ALPHASHARES CHINA SMALL CAP INDEX ETF ("HAO") 18383Q853

    Brown Brothers Harriman & Co.
    140 Broadway, New York, New York 10005-1101            789,008       6.45%

    Pershing LLC
    One Pershing Plaza, Jersey City, NJ 07399              95,8712       7.83%

    National Financial Services LLC
    200 Liberty Street, New York, NY 10281               1,446,042      11.81%

                                                           SHARE      PERCENTAGE
    SHAREHOLDER NAME AND ADDRESS                          HOLDINGS       OWNED
--------------------------------------------------------------------------------
CLAYMORE EXCHANGE-TRADED FUND TRUST 2 (Con't)

CLAYMORE/ALPHASHARES CHINA SMALL CAP INDEX ETF ("HAO") 18383Q853
 (CON'T)

    Bank of New York Mellon
    One Wall Street
    New York, NY 10286                                   1,783,130      14.57%

    Charles Schwab
    120 Kearny Street, San Francisco, CA 94108           2,296,412      18.76%

CLAYMORE/ALPHASHARES CHINA REAL ESTATE ETF ("TAO") 18383Q861

    Barclays
    745 7th Avenue, New York, NY 10019                     188,180       6.82%

    Merrill Lynch SFKPG
    4 World Financial Center, New York, NY 10080           200,701       7.27%

    TD Ameritrade
    4211 South 102nd Street, Omaha, NE 68127               224,074       8.12%

    Charles Schwab
    120 Kearny Street, San Francisco, CA 94108             393,990      14.28%

    National Financial Services LLC
    200 Liberty Street, New York, NY 10281                 408,871      14.81%

 CLAYMORE/BEACON GLOBAL TIMBER INDEX ETF ("CUT") 18383Q879

    Merrill Lynch SFKPG
    4 World Financial Center, New York, NY 10080           360,351       6.21%

    Comerica Bank
    411 West Lafayette, Detroit, MI 48226                  533,495       9.20%

    National Financial Services LLC
    200 Liberty Street, New York, NY 10281                 537,672       9.27%

    Charles Schwab
    120 Kearny Street, San Francisco, CA 94108             594,694      10.25%

    TD Ameritrade
    4211 South 102nd Street, Omaha, NE 68127               662,884      11.43%

    Bank of America/GWIM
    411 N. Akard Street, 5th Floor, Dallas, TX 75201       891,529      15.37%

                                                           SHARE      PERCENTAGE
    SHAREHOLDER NAME AND ADDRESS                          HOLDINGS       OWNED
--------------------------------------------------------------------------------
CLAYMORE EXCHANGE-TRADED FUND TRUST 2 (Con't)

CLAYMORE/ALPHASHARES CHINA ALL-CAP ETF ("YAO") 18385P101

    Vanguard Marketing Corporation
    100 Vanguard Blvd., Malvern, PA 19355                  157,345       6.29%

    National Financial Services LLC
    200 Liberty Street, New York, NY 10281                 267,897      10.72%

    Charles Schwab
    120 Kearny Street, San Francisco, CA
    94108                                                  371,728      14.87%

 CLAYMORE SHIPPING ETF ("SEA") 18383Q796

    Charles Schwab
    120 Kearny Street, San Francisco, CA 94108              29,022       7.26%

    Goldman Sachs
    85 Broad Street, New York, NY 10004                     35,564       8.89%

    Merrill Lynch
    4 World Financial Center, New York, NY 10080            46 729      11.68%

    National Financial Services LLC
    200 Liberty Street, New York, NY 10281                  72,215      18.05%

    Brown Brothers Harriman & Co.
    140 Broadway, New York, New York 10005-1101             80,545      20.14%

       PROXY CARD FOR

       CLAYMORE EXCHANGE-TRADED FUND TRUST 2

       PROXY FOR ANNUAL MEETING OF SHAREHOLDERS - SEPTEMBER 23, 2010


The special meeting of shareholders will be held at the offices of the Trust at 2455 Corporate West Drive, Lisle, Illinois, 60532 at 8:00 a.m. Central time. The undersigned hereby appoints Melissa J. Nguyen and Kevin M. Robinson, and each of them or their respective designees, with full power of substitution and revocation, as proxies to represent and to vote all shares of the undersigned at the special meeting and all adjournments thereof, with all powers the undersigned would possess if personally present, upon the matters specified on the reverse side.

SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED. IF NO DIRECTION IS INDICATED AS TO THE PROPOSAL, THE PROXIES SHALL VOTE FOR SUCH PROPOSAL. THE PROXIES MAY VOTE AT THEIR DISCRETION ON ANY OTHER MATTER WHICH MAY COME BEFORE THE MEETING.


          IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THIS SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON SEPTEMBER 23, 2010

          THE PROXY STATEMENT FOR THIS MEETING IS AVAILABLE AT:
          HTTPS://MATERIALS.PROXYVOTE.COM/CLAYMOREETFS


         PLEASE FOLD HERE AND RETURN THE ENTIRE BALLOT - DO NOT DETACH
--------------------------------------------------------------------------------


TO VOTE YOUR PROXY BY MAIL, CHECK THE APPROPRIATE VOTING BOX ON THE REVERSE SIDE OF THIS PROXY CARD, SIGN AND DATE THE CARD AND RETURN IT IN THE ENCLOSED POSTAGE-PAID ENVELOPE.


NOTE: This proxy must be signed exactly as your name(s) appears hereon. If as an attorney, executor, guardian or in some representative capacity or as an officer of a corporation, please add titles as such. Joint owners must each sign. By signing this proxy card, you acknowledge that you have received the proxy statement that the proxy card accompanies.

-------------------------------------------------------------
Shareholder sign here                        Date


-------------------------------------------------------------
Joint owner sign here                        Date



  IT IS IMPORTANT THAT PROXIES BE VOTED PROMPTLY.  EVERY SHAREHOLDER'S VOTE IS
                                   IMPORTANT.

CLAYMORE EXCHANGE-TRADED FUND TRUST 2







                   REMEMBER TO SIGN AND DATE THE REVERSE SIDE
                          BEFORE MAILING IN YOUR VOTE.

              THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.











         PLEASE FOLD HERE AND RETURN THE ENTIRE BALLOT - DO NOT DETACH
--------------------------------------------------------------------------------

TO VOTE, MARK BOXES BELOW IN BLUE OR BLACK INK AS FOLLOWS.  Example: [X]



                                                   FOR          WITHHOLD
1.  To elect two Trustees to the Board of
Trustees of the Trust to serve until their respective successors shall have been elected and qualified.

1.1     Roman Friedrich III                        [ ]             [ ]

1.2     Robert B. Karn III                         [ ]             [ ]


2. To transact any other business as may properly come before the special meeting or any adjournments or postponements thereof.


                              THANK YOU FOR VOTING